UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

CU BANCORP

(Exact name of registrant as specified in its charter)

California	001-35683	90-0779788
(State or other jurisdiction of incorporation) California	Commission File Number	(I.R.S. Employer Identification No.)

818 W. 7th Street, Suite 220 Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 430-7000

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 5, 2017, CU Bancorp, a California corporation (“CU Bancorp”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PacWest Bancorp, a Delaware corporation (“PacWest’). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, CU Bancorp will merge with and into PacWest (the “Merger”), with PacWest surviving the Merger. Immediately following the Merger, CU Bancorp’s wholly-owned bank subsidiary, California United Bank, will merge with and into PacWest’s wholly-owned bank subsidiary, Pacific Western Bank (the “Bank Merger”). Pacific Western Bank will be the surviving bank in the Bank Merger. The Merger Agreement was approved and adopted by the Board of Directors of each of CU Bancorp and PacWest.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding CU Bancorp common share, no par value per share (“CU Bancorp Common Share”), excluding certain specified shares including dissenting shares, will be converted into the right to receive (i) $12.00 in cash (the “Cash Consideration”) and (ii) 0.5308 (the “Exchange Ratio”) of a share of PacWest common stock, par value $0.01 per share (“PacWest Common Stock”), subject to adjustment in certain circumstances as set forth below (the “Stock Consideration,” and together with the Cash Consideration, the “Merger Consideration”). Prior to Closing (as defined in the Merger Agreement), PacWest and CU Bancorp will also negotiate with the United States Department of Treasury (“U.S. Treasury”) for the purchase immediately prior to the Closing of all of the CU Bancorp Series A Preferred Stock held by the U.S. Treasury (the “Preferred Stock Purchase”).

In addition, as a result of the Merger, at the effective time of the Merger (i) each outstanding option to acquire CU Bancorp Common Shares, whether vested or unvested, will be cancelled and will be cashed out based on the sum of the Cash Consideration and the value of the Stock Consideration over the exercise price per CU Bancorp Common Share subject to such option (less applicable taxes required to be withheld with respect to such payment), (ii) each outstanding CU Bancorp restricted stock award will become fully vested and will be exchanged for the Merger Consideration (less applicable taxes required to be withheld with respect to such vesting), and (iii) each outstanding CU Bancorp restricted stock unit will become fully vested and will be exchanged for the Merger Consideration (less applicable taxes required to be withheld with respect to such vesting).

The Merger Agreement contains customary representations and warranties from both CU Bancorp and PacWest, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of CU Bancorp’s and PacWest’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation of CU Bancorp to call a special meeting of its shareholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders adopt the Merger Agreement and (3) CU Bancorp’s non-solicitation obligations relating to alternative acquisition proposals. CU Bancorp and PacWest have agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

Completion of the Merger is subject to certain customary conditions, including (i) approval by CU Bancorp’s shareholders, (ii) the absence of any governmental order or law prohibiting the consummation of the Merger and (iii) effectiveness of the registration statement for the PacWest Common Stock to be issued as consideration in the Merger. The obligation of each party to consummate the Merger is also conditioned upon (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (d) the absence of a material adverse effect with respect to the other party since the date of the Merger Agreement. The obligation of PacWest to consummate the Merger is also conditioned upon (w) the adjusted shareholders’ equity of CU Bancorp and CU Bancorp’s allowance for loan losses being in excess of specified levels, (x) the receipt of required regulatory approvals and such approvals not containing materially burdensome regulatory conditions, (y) the holders of not more than ten percent of the outstanding CU Bancorp Common Shares having duly exercised their dissenters’ rights under California law and (z) the consummation of the Preferred Stock Purchase. The obligation of CU Bancorp to consummate the Merger is also conditioned upon the receipt of certain required regulatory approvals.

The Merger Agreement contains certain termination rights for both PacWest and CU Bancorp, including if (i) the Merger is not consummated by February 28, 2018 (as it may be extended to April 30, 2018 under certain circumstances, the “End Date”), (ii) the necessary regulatory approvals are not obtained, (iii) the approval of CU Bancorp’s shareholders is not obtained, or (iv) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied. In addition, in certain circumstances, PacWest may terminate the Merger Agreement prior to CU Bancorp’s shareholder approval of the Merger in the event that (A) CU Bancorp materially breaches its non-solicitation obligations relating to alternative business combination transactions, (B) CU Bancorp’s board withdraws or adversely modifies its recommendation to shareholders or fails to affirm its recommendation within the required time period after an acquisition proposal is made or (C) CU Bancorp’s board recommends a tender offer or fails to recommend against such tender offer within ten business days after commencement. The Merger Agreement also provides that CU Bancorp will be obligated to pay a termination fee of $26.5 million to PacWest if the Merger Agreement (i) is terminated by PacWest in the circumstances described in the preceding sentence or (ii) (A) if an acquisition proposal is made to CU Bancorp or to its shareholders publicly, (B) the Merger Agreement is terminated for failure to consummate the Merger by the End Date without the approval of CU Bancorp’s shareholders being obtained or for failure to obtain the approval of CU Bancorp’s shareholders and (C) CU Bancorp enters into a definitive agreement with respect to or consummates certain acquisition proposals within 12 months of termination of the Merger Agreement.

In addition, the Merger Agreement may be terminated by CU Bancorp in the event that (i) the volume weighted average price of shares of PacWest Common Stock quoted on NASDAQ for the Determination Period (as defined below) (the “PacWest Average Closing Price”) is less than $44.84 per share and (ii) the PacWest Average Closing Price for the Determination Period underperforms the KBW Regional Banking Index by greater than 15%. If CU Bancorp exercises its termination right described in the preceding sentence, PacWest will have the option of reinstating the Merger and, in its sole discretion, either adjusting the Exchange Ratio or adding cash to the per share Cash Consideration, determined in accordance with the Merger Agreement. The Merger Agreement defines “Determination Period” as the period beginning on the day that is twenty (20) consecutive trading days prior to the fifth (5th) business day immediately prior to the closing date of the Merger (the “Determination Date”) and ending on the Determination Date

Voting Agreements

PacWest also entered into voting agreements with each of the directors of CU Bancrop, as shareholders of CU Bancorp. The voting agreements generally require such shareholders to vote all of their CU Bancorp Common Shares in favor of the approval of the principal terms of the Merger Agreement and certain related matters as applicable and against alternative transactions and generally prohibit them from transferring their shares, subject to certain exceptions. The voting agreements will terminate in certain circumstances, including upon the consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

Non-Solicitation Agreements

PacWest has also entered into non-solicitation agreements with each director and executive officer of CU Bancorp in connection with the Merger Agreement, pursuant to which such directors are subject to certain customary non-solicitation restrictions.

Consulting Agreements

In connection with the Merger Agreement, PacWest entered into consulting agreements with David I. Rainer, the chairman and chief executive officer of CU Bancorp, K. Brian Horton, director and president of CU Bancorp and Karen Schoenbaum, executive vice president and chief financial officer of CU Bancorp, whereby PacWest will retain Mr. Rainer, Ms. Schoenbaum and Mr. Horton as consultants to perform certain transitional services for PacWest beginning on the first business day following the closing of the Merger and ending on the earlier of (A)(1) the four year anniversary of the closing of the Merger, in the case of Mr. Rainer, or (2) the two year anniversary of the closing of the Merger, in the case of Mr. Horton and Ms. Schoenbaum, or (B) the termination of such consulting agreement pursuant to the terms therein. The effectiveness of the consulting agreements is conditioned upon the consummation of the Merger.

The foregoing descriptions of the Merger Agreement, the voting agreements and the non-solicitation agreements do not purport to be complete and are qualified in their entirety by reference to the respective agreements attached hereto as Exhibits 2.1, 99.1, and 99.2, respectively, which are incorporated by reference herein. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding CU Bancorp or PacWest, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CU Bancorp, PacWest, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of CU Bancorp and a prospectus of PacWest, as well as in the Forms 10-K, Forms 10-Q and other filings that each of CU Bancorp and PacWest make with the Securities and Exchange Commission (“SEC”).

Cautionary Statements Regarding Forward-Looking Information

The information presented herein may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of CU Bancorp and PacWest. Forward-looking statements can be identified by the use of the words “believe”, “anticipate,” “expect,” “intend,” “estimate,” “target” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite CU Bancorp shareholder approval for the proposed transaction might not be obtained; the requisite regulatory approvals for the proposed transaction might not be obtained within the expected time frame or at all; credit and interest rate risks associated with CU Bancorp’s and PacWest’s respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which CU Bancorp and PacWest operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks and important factors that could affect CU Bancorp’s and PacWest’s future results are identified in their respective Annual Reports on Form 10-K for the year ended December 31, 2016 and other reports filed with the SEC. Forward-looking statements are made only as of the date hereof, and neither CU Bancorp nor PacWest undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof, except as required by law.

Important Additional Information.

This communication is being made in respect of the proposed merger transaction involving PacWest and CU Bancorp. PacWest intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of CU Bancorp and a prospectus of PacWest, and each party will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the CU Bancorp shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of CU Bancorp are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by CU Bancorp and PacWest with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CU Bancorp may be obtained free of charge at CU Bancorp’s website at http://www.cubancorp.com/ and the documents filed by PacWest may be obtained free of charge at PacWest’s website at http://www.pacwestbancorp.com/. Alternatively, these documents, when available, can be obtained free of charge from CU Bancorp upon written request to CU Bancorp, Attn: Investor Relations, Karen Schoenbaum, California United Bank, 818 W. 7th Street, Suite 220, Los Angeles, California 90017 or by calling (818) 257-7700 or from PacWest upon written request to PacWest Bancorp, Attn: Investor Relations, 9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212 or by calling (310) 887-8500.

CU Bancorp, PacWest, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from CU Bancorp’s shareholders in favor of the approval of the merger. Information about the directors and executive officers of CU Bancorp and their ownership of CU Bancorp Common Stock is set forth in the proxy statement for CU Bancorp’s 2016 annual meeting of stockholders, as previously filed with the SEC on August 11, 2016. Information about the directors and executive officers of PacWest and their ownership of PacWest Common Stock is set forth in the proxy statement for PacWest’s 2017 annual meeting of stockholders, as previously filed with the SEC on March 31, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01	Financial Statements and Exhibits

(d ) Exhibits.

The following Exhibits are attached as part of this report:

2.1 Agreement and Plan of Merger by and between CU Bancorp and PacWest Bancorp, dated April 5, 2017.*

99.1 Form of Voting Agreement by and among PacWest and the members of the CU Bancorp Board dated April 5, 2017.

99.2 Form of Non-Solicitation Agreement, dated April 5, 2017, between PacWest and the directors of CU Bancorp.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CU Bancorp

Dated: April 6, 2017	By:	/s/ Anita Wolman
Anita Wolman
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

2.1 Agreement and Plan of Merger by and between CU Bancorp and PacWest Bancorp, dated April 5, 2017.*

99.1 Form of Voting and Non-Competition Agreement by and among PacWest and the members of the CU Bancorp Board dated April 5, 2017

99.2	Form of Non-Solicitation Agreement, dated April 5, 2017, between PacWest and the directors of CU Bancorp.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

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